                            SCHWAB CALIFORNIA SHORT/
                        INTERMEDIATE TAX-FREE BOND FUND
                          SCHWAB CALIFORNIA LONG-TERM
                               TAX-FREE BOND FUND
                          PROSPECTUS DECEMBER 31, 1996

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call 800-2 NO-LOAD (800-266-5623), 24 hours a day.

THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND (the "Short/Intermediate Fund") and the SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND (the "Long-Term Fund," formerly known as the Schwab California Tax-Free Bond Fund; and together with the Short/Intermediate Fund, the "Funds") are designed for investors who seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. Both Funds seek to achieve their objective by investing primarily in debt securities issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel, is not subject to regular federal income and State of California personal income taxes ("California Municipal Securities"). Under normal market conditions, each Fund will invest at least 65% of its assets in California Municipal Securities, including bonds, notes, debentures and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years, and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of ten years or longer, although they may invest in obligations of any maturity. Each Fund is a non-diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company. Shares of the Funds are offered to California residents and residents of selected other states.

THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 31, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

Key Features of the Funds..............     2
Summary of Expenses....................     3
Financial Highlights...................     5
Matching the Funds to Your Investment
  Needs................................     6
Investment Objectives and Policies.....     6
California Municipal Securities and
  Investment Techniques................     8
Risk Considerations....................    10
Management of the Funds................    11
Distributions and Taxes................    13
Share Price Calculation................    15
How the Funds Show Performance.........    15
General Information....................    16
Shareholder Guide......................    16
  How to Buy Shares....................    17
  How to Sell or Exchange Shares.......    19
Schwab Automatic Investment Plan.......    20
Other Important Information............    21

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           KEY FEATURES OF THE FUNDS

DOUBLE TAX-FREE INCOME. Income from each Fund will generally be exempt from federal income and State of California personal income taxes. The Funds may offer higher after-tax yields than some comparable taxable investments. Both Funds offer tax benefits to California residents, who pay some of the highest state personal income taxes in the nation. With the possibility of additional increases in personal income tax rates in coming years, the Funds' tax-exempt returns may become even more attractive. (See "Investment Objectives and Policies.")

EFFECT OF PORTFOLIO MATURITY ON YIELDS. Securities with longer maturities have a greater risk of fluctuating principal values than shorter-term investments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities with a dollar weighted average portfolio maturity of between two and five years. The Long-Term Fund seeks to provide even higher yields by investing in securities with a dollar weighted average portfolio maturity of ten years or longer. (See "Matching the Funds to Your Investment Needs.")

SAFETY THROUGH AN INVESTMENT GRADE PORTFOLIO. The Funds will invest only in municipal securities rated in the four highest rating categories and in unrated securities deemed to be of equivalent credit quality. For more information on portfolio securities that may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase, see the section of this Prospectus entitled "Risk Considerations."

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike individual municipal securities which generally pay interest semi-annually. Additionally, unlike interest paid on municipal securities, shareholders can reinvest dividends paid on their Fund shares. (See "Distributions and Taxes.")

LOW MINIMUM INVESTMENT. Investors can begin their tax-free investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Buy Shares.")

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with over $42 billion in assets as of December 15, 1996. (See "Management of the Funds.")

LOW COST INVESTING. Each Fund brings a low cost approach to investing with:

- no sales charges or transaction fees;
- no 12b-1 fees or contingent deferred sales charges;
- a portion of the management fees for each Fund waived through December 31, 1997 for potentially higher returns; and
- a guarantee by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund and the Long-Term Fund in excess of 0.49% of each Fund's average daily net assets at least through December 31, 1997 (see "Summary of Expenses" and "Management of the Funds").

SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider.

Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). (See "How To Buy Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan" or call 800-2 NO-LOAD, 24 hours a day.)

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")

FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including

- Municipal Bonds      - Corporate Bonds
- Strips               - Ginnie Maes
- Treasuries           - CDs

Contact Schwab's bond specialists at 800-626-4600 for more information.

                              SUMMARY OF EXPENSES

                          SCHWAB CALIFORNIA   SCHWAB CALIFORNIA
                          SHORT/INTERMEDIATE      LONG-TERM
                          TAX-FREE BOND FUND  TAX-FREE BOND FUND
                          ------------------  ------------------
SHAREHOLDER TRANSACTION
  EXPENSES:
Sales Load on Purchases...         None               None
  Sales Load on
   Reinvested Dividends...         None               None
  Deferred Sales Load.....         None               None
  Exchange Fee............         None               None
ANNUAL FUND OPERATING
  EXPENSES
  (AS A PERCENTAGE OF NET
  ASSETS):
  Management Fees (after
    fee reduction)........       0.31%1             0.31%1
  12b-1 Fees..............         None               None
  Other Expenses (after
    fee reduction and
    expense
    reimbursement)........       0.18%3             0.18%4
                                ------              ------
TOTAL FUND OPERATING
  EXPENSES2...............       0.49%3             0.49%4
                          ==============      ==============

1 This amount reflects a reduction by the Investment Manager which is guaranteed through at least December 31, 1997. If there were no such reduction, the maximum management fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets.

2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Buy Shares - Schwab Account Minimums and Associated Fees.")

3 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least December 31, 1997, the total operating expenses of the Short/Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.46% and 0.87%, respectively, of the Fund's average daily net assets.

4 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least December 31, 1997, the total operating expenses of the Long-Term Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.41% and 0.82%, respectively, of the Fund's average daily net assets.

EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and

(2) redemption at the end of each time period:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Short/Intermediate
  Fund.............   $5       $16       $27       $ 62
Long-Term Fund.....   $5       $16       $27       $ 62

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST PURCHASERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (formerly, Schwab California Tax-Free Bond Fund) outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                                           SCHWAB CALIFORNIA
                                                 SHORT/INTERMEDIATE TAX-FREE BOND FUND              SCHWAB CALIFORNIA
                                             ----------------------------------------------   LONG-TERM TAX-FREE BOND FUND
                                                                            FOR THE PERIOD    -----------------------------
                                                                            APRIL 21, 1993
                                                                            (COMMENCEMENT
                                                                            OF OPERATIONS)
                                                                                  TO
                                                YEAR ENDED AUGUST 31,         AUGUST 31,          YEAR ENDED AUGUST 31,
                                              1996      1995      1994           1993           1996      1995       1994
                                             -------   -------   -------   ----------------   --------   -------   --------
Net asset value at beginning of period.....  $ 10.06   $  9.89   $ 10.13       $  10.00       $  10.53   $ 10.40   $  11.26
INCOME FROM INVESTMENT OPERATIONS
   Net investment income...................     0.43      0.42      0.37           0.13           0.57      0.56       0.56
   Net realized and unrealized gain (loss)
    on investments.........................    (0.02)     0.17     (0.24)          0.13           0.10      0.13      (0.74)
                                             -------   -------   -------       --------       --------   -------   --------
   Total from investment operations........     0.41      0.59      0.13           0.26           0.67      0.69      (0.18)
LESS DISTRIBUTIONS
   Dividends from net investment income....    (0.43)    (0.42)    (0.37)         (0.13)         (0.57)    (0.56)     (0.56)
   Distributions from realized gain on
    investments............................       --        --        --             --             --        --       (.12)
                                             -------   -------   -------       --------       --------   -------   --------
   Total distributions.....................    (0.43)    (0.42)    (0.37)         (0.13)         (0.57)    (0.56)     (0.68)
                                             -------   -------   -------       --------       --------   -------   --------
Net asset value at end of period...........  $ 10.04   $ 10.06   $  9.89       $  10.13       $  10.63   $ 10.53   $  10.40
                                             =======   =======   =======       ========       ========   =======   ========
Total return (%)...........................     4.11      6.17      1.29           2.57           6.43      6.98      (1.70)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000s)........  $45,788   $40,639   $48,649       $ 44,545       $101,616   $90,045   $106,432
   Ratio of expenses to average net assets
    (%)....................................     0.49      0.50      0.48           0.45*          0.49      0.58       0.60
   Ratio of net investment income to
    average net assets (%).................     4.23      4.29      3.69           3.49*          5.30      5.54       5.12
   Portfolio turnover rate (%).............       20        62        35              0             36        46         48
   Ratio of expenses to average net assets
    prior to reduced fees and absorbed
    expenses (%)++.........................     0.87      0.84      0.86           1.25*          0.82      0.81       0.80
   Ratio of net investment income to
    average net assets prior to reduced
    fees and absorbed expenses (%)++.......     3.85      3.95      3.31           2.69*          4.97      5.31       4.92


                                                             FOR THE PERIOD
                                                            FEBRUARY 24, 1992
                                             EIGHT MONTHS     (COMMENCEMENT
                                                ENDED       OF OPERATIONS) TO
                                              AUGUST 31,      DECEMBER 31,
                                                 1993             1992
                                             ------------   -----------------
Net asset value at beginning of period.....    $  10.58          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income...................        0.38             0.51
   Net realized and unrealized gain (loss)
    on investments.........................        0.68             0.58
                                               --------          -------
   Total from investment operations........        1.06             1.09
LESS DISTRIBUTIONS
   Dividends from net investment income....       (0.38)           (0.51)
   Distributions from realized gain on
    investments............................          --               --
                                               --------          -------
   Total distributions.....................       (0.38)           (0.51)
                                               --------          -------
Net asset value at end of period...........    $  11.26          $ 10.58
                                               ========          =======
Total return (%)...........................       10.13            11.10
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000s)........    $138,067          $72,969
   Ratio of expenses to average net assets
    (%)....................................        0.60*            0.45*
   Ratio of net investment income to
    average net assets (%).................        5.18*            5.72*
   Portfolio turnover rate (%).............          47              124
   Ratio of expenses to average net assets
    prior to reduced fees and absorbed
    expenses (%)++.........................        0.87*            1.05*


   Ratio of net investment income to
    average net assets prior to reduced
    fees and absorbed expenses (%)++.......        4.91*            5.12*

++ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to (a) limit each Fund's ratio of operating expenses to average net assets; and (b) increase each Fund's ratio of net investment income to average net assets.

* Annualized

                  MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS

The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

Because the Funds invest primarily in California Municipal Securities, they may be especially suitable for investors seeking income that is exempt from federal income and State of California personal income taxes. The Funds are not suitable for investors who cannot benefit from the tax-exempt character of each Fund's dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

                       INVESTMENT OBJECTIVES AND POLICIES

EACH FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME AND STATE OF CALIFORNIA PERSONAL INCOME TAXES, CONSISTENT WITH PRESERVATION OF CAPITAL. Both Funds are separate investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The investment objectives, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), are fundamental, and cannot be changed without approval by holders of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.

Under normal market conditions, each Fund will invest at least 80% of its total assets in debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel of the issuer, is not subject to regular federal income and State of California personal income taxes ("California Municipal Securities"), nor to the federal alternative minimum tax for individuals or the California alternative minimum tax. Absent unusual market conditions, each Fund will invest at least 65% of its total assets in California Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years; and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of ten years or longer, although they may invest in obligations of any maturity.

Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act and each Fund will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See

"Investment Restrictions" in the Statement of Additional Information.)

Each Fund will invest only in California Municipal Securities that at the time of purchase: (a) are rated within the four highest rating categories for municipal securities assigned by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or (b) are rated within the two highest rating categories for short-term municipal securities assigned by any NRSRO; or (c) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities (such unrated securities may not exceed 20% of each Fund's net assets). Bonds rated in the lowest category of investment grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the Statement of Additional Information.

See the section of this Prospectus entitled "Risk Considerations" for more information on portfolio securities which may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase.

The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 20% and 62%, respectively. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 36% and 46%, respectively.

Each Fund is "non-diversified" under the 1940 Act. This means that, with respect to 50% of each Fund's total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of each Fund's assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer.

By investing in a portfolio of municipal securities, shareholders in the Funds enjoy greater diversification than investors holding individual municipal securities.

From time to time, as a defensive measure or under abnormal market conditions, each Fund may invest in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities, corporate debt securities rated within the two highest rating categories established by an NRSRO; commercial paper rated in the two highest rating categories established by any NRSRO; certificates of deposit of domestic banks having capital and surplus in excess of $100 million, and any of the foregoing tempo-rary investments subject to repurchase agreements. While purchases by a Fund of certain temporary investments could cause it to generate dividends taxable to shareholders as ordinary income (see "Distributions and Taxes"), it is each Fund's primary intention to produce dividends that are not subject to federal income or State of California personal income taxes.

           CALIFORNIA MUNICIPAL SECURITIES AND INVESTMENT TECHNIQUES

California Municipal Securities are debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of counsel to the issuer, is exempt from regular federal income and State of California personal income taxes. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including lending of funds to public or private institutions for the construction of housing, educational or medical facilities. California Municipal Securities may also include certain types of industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term California Municipal Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of California Municipal Securities are general obligation and limited obligation or revenue securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation or revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities. From time to time, each Fund may invest more than 25% of its total assets in industrial development and private activity bonds.

Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

California Municipal Securities purchased by the Funds may include variable rate demand instruments issued by industrial development authorities and other government entities. In the event variable rate demand instruments that the Funds can purchase are not rated by any NRSRO, such instruments must be determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be of comparable quality at the time of purchase to rated instruments which the Funds can purchase. In some cases, the Funds may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable rate demand instrument purchased by either Fund, each Fund may (at any time or during specified periods not exceeding one year, depending upon the instrument involved) demand payment in full of the principal of the instrument and may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand instrument in the event the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights. Each Fund could, for this or other reasons, suffer a loss with respect to such instruments. To the extent that the absence of an active secondary market for such securities cause them to be "illiquid," such securities will be subject to each Fund's restrictions on acquiring and holding illiquid securities.

Participation interests in California Municipal Securities with fixed, floating or variable rates of interest may be purchased by the Funds from financial institutions. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument. A Fund will only purchase a participation interest if: (a) the instrument meets the Fund's previously described quality standards for California Municipal Securities, and (b) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.

As a matter of fundamental policy, each Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure borrowings. Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be invested in such securities.

Opinions relating to the validity of California Municipal Securities and to the exemption of interest thereon from federal income and State of California personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance and are not binding upon the tax authorities or the courts. Neither the Funds nor the Investment Manager will review or re-evaluate the proceedings relating to the issuance of California Municipal Securities or the bases for such opinions.

Each Fund will not treat interest income specifically subject to federal alternative minimum tax for individuals as tax-exempt for purposes of measuring compliance with the Funds' fundamental policy regarding investment in California Municipal Securities. To the extent that the Funds invest in securities, the interest income on which is treated as a preference item for purpose of the federal alternative minimum tax, individual shareholders, depending on their own tax status, may be subject to federal (but not California) alternative minimum tax on part of that Fund's distributions derived from these securities. Corporate shareholders may be subject to the federal alternative minimum tax on exempt-interest dividends received from a Fund.

                              RISK CONSIDERATIONS

Investors should note the following considerations before making an investment in either of the Funds. For more information regarding the risks involved in investing in municipal securities and California issuers, see the Statement of Additional Information.

Because each Fund invests primarily in California Municipal Securities, the performance of each Fund may be especially affected by factors pertaining to the California economy and other factors specifically affecting the ability of issuers of California Municipal Securities to meet their obligations. As a result, the value of each Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of California Municipal Securities may be affected from time to time by economic, political, geographic, and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The current State of California general obligation bond ratings are S&P: A+; Moody's: A1; and Fitch: A+. Such ratings and any further reductions may adversely affect the value of such obligations. The availability of federal, state, and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the State of California. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other California obligations as well. "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property and other tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in a substantial reduction in state and local revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no certainty that any California issuer will make full payments of principal and interest or remain solvent. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of municipal securities. (An expanded discussion of the risks associated with municipal securities and California issuers is contained in the Statement of Additional Information.)

The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, each Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a fully diversified portfolio.

Although the Funds do not presently intend to do so on a regular basis, each Fund may invest more than 25% of its assets in California Municipal Securities, the interest on which is paid solely from revenues on similar projects. To the extent that a Fund's assets are concentrated in California Municipal Securities payable from revenues on similar projects, the Funds would be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Neither Fund will invest more than 25% of its assets in when-issued or delayed delivery securities or purchase such securities for speculative purposes, and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, each Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

After its purchase by a Fund, an issue of California Municipal Securities may cease to be rated or its rating may be reduced below that required for purchase by the Funds. Neither event would require the elimination of such an obligation from the affected Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees of the Trust to be in the best interests of the affected Fund.

                            MANAGEMENT OF THE FUNDS

Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides general investment advice regarding each Fund's investment strategies, and performs expense management, accounting, record-keeping and other administrative services necessary to the operation of the Funds. The Investment Manager, formed in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with aggregate net assets in excess of $42 billion as of December 15, 1996.

Joanne Larkin is a Vice President of Schwab and the Senior Portfolio Manager for the Funds, as such, she has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to February 1992, Ms. Larkin was portfolio manager for the Shearson Lehman California Municipal Bond

Fund and E.F. Hutton's Municipal Cash Reserve Management. She graduated from Rosemont College with a Bachelor of Arts in Sociology.

Stephen B. Ward, is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Funds' portfolios. Steve joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He graduated with a Master of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.

Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1996 for a discussion by the Investment Manager of each Fund's performance.

Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. Schwab furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the shareholder and transfer agency information and services described above. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager, which was formed in 1989, are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. At least through December 31, 1997, the Investment Manager guarantees that the management fee for the Short/Intermediate Fund and the Long-Term Fund will not exceed 0.31% of each Fund's average daily net assets. MOREOVER, AT LEAST THROUGH DECEMBER 31, 1997, THE INVESTMENT MANAGER AND SCHWAB GUARANTEE THAT THE TOTAL OPERATING EXPENSES OF THE SHORT/INTERMEDIATE FUND AND THE LONG-TERM FUND WILL NOT EXCEED 0.49% OF EACH FUND'S AVERAGE DAILY NET ASSETS. The effect of these reductions and guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. The Investment Manager and Schwab may each reduce its fees from time to time.

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Funds may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1996, the Short/Intermediate Fund paid investment management fees of 0.28% and total operating expenses of 0.49% of the Fund's average daily net assets, and the Long-Term Fund paid investment management fees of 0.30% and total operating expenses of 0.49% of the Fund's average daily net assets.

                            DISTRIBUTIONS AND TAXES

                       DIVIDENDS AND OTHER DISTRIBUTIONS

The Funds declare daily dividends which are paid monthly. On each day that the net asset value per share of each Fund is determined ("Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of a Fund unless the shareholder elects otherwise.

                                TAX INFORMATION

Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as such, and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net exempt-interest income and its investment company taxable income, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal and California income taxes to the extent its earnings are distributed.

FEDERAL INCOME TAXES. Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.

If a Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.

Each Fund may at times purchase California Municipal Securities at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in each Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits.

CALIFORNIA INCOME TAXES. Dividends paid by the Funds to non-corporate shareholders that are derived from interest on California Municipal Securities or federal obligations are also exempt from State of California personal income tax. For this purpose, federal obligations are obligations the interest on which would be excludable from gross income for California personal income tax purposes if the obligations were owned by an individual. However, dividends paid to shareholders that are corporations subject to California franchise or income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Moreover, to the extent that a Fund's dividends are derived from sources other than interest on California Municipal Securities or federal obligations, such dividends will be subject to State of California personal income tax, even though such dividends may be exempt for federal income tax purposes.

Except as noted with respect to State of California personal income tax, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will not be exempt from State of California personal income tax whether received in cash or reinvested in shares.

Interest on "private activity bonds" is not subject to the California alternative minimum tax. In addition, California does not impose its personal income tax on Social Security or Railroad Retirement benefits. None of the interest on indebtedness incurred to purchase or carry shares will be deductible for California personal income tax purposes.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' regular Schwab account statements. The Funds will notify shareholders at least annually as to the federal income and State of California personal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal and State of California income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to his or her own tax situation.

                            SHARE PRICE CALCULATION

THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO PURCHASE OR REDEEM SHARES OF A FUND. The price of a share of each Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. (Eastern time). The price is determined by adding the total assets of the Fund, subtracting any liabilities, and then dividing the resulting amount by the number of shares outstanding. Each Fund's net asset value will fluctuate and neither Fund's shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.)

The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees reviews these values regularly.

Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent.

                         HOW THE FUNDS SHOW PERFORMANCE

EACH FUND'S PERFORMANCE MAY BE ADVERTISED ON A BEFORE OR AFTER-TAX BASIS. From time to time each Fund may advertise its total return, yield, effective yield, taxable equivalent yield, and taxable equivalent effective yield. Performance figures are based upon historical results and are not intended to indicate future performance.

Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment.

Taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) a Fund's yield for an investor in stated federal income and State of California personal income tax brackets. (Normally assumed to be the applicable maximum tax rate.) Taxable equivalent yield is based upon, and will be higher than, the portion of the Fund's yield that is tax exempt. Each Fund may also illustrate the hypothetical performance of taxable and double tax-free investments over the long-term to show the effects of compounding double tax-free dividends. The taxable equivalent effective yield is computed in the same manner as is the taxable equivalent yield, except that the effective yield is substi-tuted for yield in the calculation. (See "Total Return and Yield" in the Statement of Additional Information.)

A Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), U.S. Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, Lipper Analytical Services Inc. averages and Morningstar performance rankings.

Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD.

                              GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.

                               SHAREHOLDER GUIDE

PLACE ORDERS AND OBTAIN SHAREHOLDER SERVICE AND INFORMATION. You may place purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

Reasonable procedures will be followed to confirm that telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If each Fund executes telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, however, the Fund may be liable for any losses you may suffer from unauthorized or fraudulent orders. You should be aware that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes. If you experience difficulties in purchasing, redeeming or exchanging shares by telephone, you can utilize the alternative methods discussed on the following pages to place an order.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may buy shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.

                               HOW TO BUY SHARES

YOU MAY BUY SHARES OF THE FUNDS THROUGH A SCHWAB ACCOUNT. Shares of the Funds are offered to California residents and residents of selected other states.

If you buy shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

You may buy Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please call 800-2 NO-LOAD.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in either Fund may be as low as $1,000 ($500 for custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

WHEN AND AT WHAT PRICE SHARES WILL BE BOUGHT. You must have funds available in your Schwab account in order to buy Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

                            METHODS OF BUYING SHARES

Schwab offers you several convenient ways to buy shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:
You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 and should contain the following information:

- your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- the name of the Fund(s) and the dollar amount of shares you would like purchased; and
- (initial share purchases only) one of the distribution options listed below.

ELECTRONICALLY:
- Refer to product information on Street Smart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.
- World Wide Web address: http://www.schwab.com

AUTOMATIC INVESTMENT:
Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")

                        SELECTING A DISTRIBUTION OPTION

You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a Fund shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2.CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.

3.ALL CASH: Income dividends and any capital gain distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, is subject to prior approval by the Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

                         HOW TO SELL OR EXCHANGE SHARES

SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by the Transfer Agent or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after the Transfer Agent or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a

7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60-days' written notice to modify, limit or terminate the exchange privilege.

                    METHODS OF SELLING OR EXCHANGING SHARES

BY PHONE:
To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

- your Schwab account number and your name for verification;
- the number of shares to be sold or exchanged;
- the name of the Fund from which you wish to sell or exchange shares;
- the name of the fund, and class into which shares are to be exchanged, if applicable; and
- if you are exchanging shares, the distribution option you select.

BY MAIL:
You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.

ELECTRONICALLY:
- Refer to product information on StreetSmart(R), e.Schwab(TM), the Equalizer(R), and TeleBroker(R) for details.
- World Wide Web address: http://www.schwab.com

                                SCHWAB AUTOMATIC
                                INVESTMENT PLAN

     Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the
              Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.

                          OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $25 service fee will be charged against your Schwab account for each wire sent.
------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

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

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB CALIFORNIA
TAX-FREE BOND FUNDS

PROSPECTUS December 31, 1996


                             [SchwabFunds(R) Logo]

920-6 (12/96) Printed on recycled paper.

[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104